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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                                November 1, 2001
                                ----------------
                                 Date of Report
                        (Date of Earliest Event Reported)


                       COMPUTERIZED THERMAL IMAGING, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                   000-23955               87-0458721
-------------------------------    -------------       -----------------------
(State or Other Jurisdiction of    (Commission         (I.R.S. Employer
 Incorporation or Organization)     File Number)        Identification Number)


                        TWO CENTERPOINTE DRIVE, SUITE 450
                            LAKE OSWEGO, OREGON 97035
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (503) 594-1210
                         -------------------------------
                         (Registrant's telephone number)


                                 Not Applicable
                            ------------------------
            (Former Name and Address of Principal Executive Offices)

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Item 5.  Other Events and Regulation FD Disclosure.

         On November 1, 2001, we posted a letter to our shareholders onto our website: www.cti-net.com. This letter provides a status report on our contract with Alstom Power UK LTD. The letter is attached hereto as exhibit 99.3 and incorporated by reference.


Item 7.  Exhibits

         The following exhibit is filed herewith:

         Exhibit 99.3. Letter to shareholders dated November 1, 2001.



SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTERIZED THERMAL IMAGING, INC.

Date: 11/01/2001                                  By:   /s/ Bernard J. Brady
----------------                                  ------------------------------
                                                        Bernard J. Brady
                                                        Chief Financial Officer,
                                                        Secretary & Treasurer